UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term
Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Limited-Term Diversified Income Fund

March 31, 2013

	Principal		Value
	Amount[o]		(U.S. $)
Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	213,201	$227,153
Fannie Mae Whole Loan Series 2001-W2 AS5 6.473% 10/25/31		5,302	5,540
tFreddie Mac Structured Pass Through Securities Series T-30 A5 7.987% 12/25/30		5,652	6,047
•SLM Student Loan Trust Series 2004-4 A4 0.431% 1/25/19		6,940	6,939
Total Agency Asset-Backed Securities (cost $229,712)			245,679

Agency Collateralized Mortgage Obligations – 2.06%
•E.F. Hutton Trust III Series 1 A 1.034% 10/25/17		7,731	7,756
Fannie Mae Grantor Trust
•Series 2001-T5 A2 6.991% 2/19/30		44,015	52,290
Series 2002-T1 A2 7.00% 11/25/31		107,739	127,984
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42		1,316	1,546
Series 2003-32 PH 5.50% 3/25/32		13,086	13,392
Series 2003-52 NA 4.00% 6/25/23		297,929	319,983
Series 2003-120 BL 3.50% 12/25/18		1,054,862	1,109,582
•Series 2004-36 FA 0.604% 5/25/34		611,769	615,145
Series 2004-49 EB 5.00% 7/25/24		87,272	96,871
•Series 2005-66 FD 0.504% 7/25/35		2,632,429	2,633,903
Series 2005-110 MB 5.50% 9/25/35		35,170	38,625
•Series 2006-105 FB 0.624% 11/25/36		277,927	279,522
Series 2010-29 PA 4.50% 10/25/38		388,716	401,108
•Series 2011-105 FP 0.604% 6/25/41		4,825,992	4,843,998
Series 2011-113 MC 4.00% 12/25/40		745,408	774,739
Series 2011-88 AB 2.50% 9/25/26		537,078	554,016
•Fannie Mae Whole Loan Series 2002-W1 2A 6.898% 2/25/42		131,583	153,386
Freddie Mac REMIC
Series 2901 CA 4.50% 11/15/19		402,231	424,767
Series 2931 GC 5.00% 1/15/34		280,442	291,428
•Series 3016 FL 0.593% 8/15/35		526,271	527,561
Series 3027 DE 5.00% 9/15/25		93,547	103,314
•Series 3067 FA 0.553% 11/15/35		5,761,200	5,780,962
Series 3173 PE 6.00% 4/15/35		40,914	42,423
•Series 3232 KF 0.653% 10/15/36		253,915	255,620
•Series 3241 FM 0.583% 11/15/36		105,366	105,792
•Series 3297 BF 0.443% 4/15/37		1,970,077	1,967,685
•Series 3316 FB 0.503% 8/15/35		423,087	423,084
Series 3416 GK 4.00% 7/15/22		2,613	2,686
Series 3581 PE 4.50% 1/15/39		10,333,621	10,921,212
Series 3737 NA 3.50% 6/15/25		397,978	417,764
•Series 3780 LF 0.603% 3/15/29		1,373,529	1,375,342
•Series 3800 AF 0.703% 2/15/41		5,007,363	5,047,612
•Series 3803 TF 0.603% 11/15/28		1,317,054	1,324,012
Series 4163 CW 3.50% 4/15/40		4,681,220	4,936,206
tFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42		53,864	64,496
Series T-54 2A 6.50% 2/25/43		1,238	1,488
Series T-58 2A 6.50% 9/25/43		914,159	1,066,910
•Series T-60 1A4C 4.975% 3/25/44		605,833	614,051
Total Agency Collateralized Mortgage Obligations (cost $47,313,482)			47,718,261

Agency Mortgage-Backed Securities – 19.74%
Fannie Mae
4.00% 9/1/20		8,622,278	9,236,696
6.50% 8/1/17		64,124	70,964
9.00% 11/1/15		51,408	54,743
10.00% 10/1/30		102,006	115,788
10.50% 6/1/30		26,906	27,667

•Fannie Mae ARM
2.292% 12/1/33	184,210	193,762
2.638% 8/1/34	217,558	232,315
2.645% 4/1/36	8,803	9,360
2.777% 6/1/34	153,714	162,981
2.80% 11/1/35	715,826	763,811
2.811% 11/1/35	89,972	96,076
2.912% 4/1/36	871,026	924,350
3.081% 3/1/38	12,675	13,460
3.456% 1/1/41	381,763	403,939
3.678% 11/1/39	893,319	951,183
4.535% 11/1/39	4,602,921	4,934,079
4.984% 9/1/38	2,993,968	3,211,976
5.204% 8/1/35	47,838	51,599
6.028% 6/1/36	319,159	344,091
6.065% 7/1/36	245,117	263,400
6.186% 4/1/36	77,224	82,710
6.244% 8/1/36	108,421	115,162
6.448% 7/1/36	148,293	157,230
Fannie Mae FHAVA 30 yr
7.50% 3/1/25	4,061	4,071
10.00% 1/1/19	41,450	42,463
Fannie Mae S.F. 15 yr
2.50% 2/1/28 to 3/1/28	9,335,232	9,711,037
3.00% 11/1/27	106,100	112,183
4.00% 11/1/25	16,914,388	18,372,353
4.50% 9/1/20	2,576,303	2,778,269
5.00% 9/1/18 to 9/1/25	25,131,272	27,125,614
5.50% 1/1/23 to 4/1/23	89,594	98,105
6.00% 3/1/18 to 8/1/22	1,638,887	1,738,808
7.00% 11/1/14	101	105
8.00% 10/1/16	77,610	82,551
Fannie Mae S.F. 15 yr TBA
2.50% 5/1/28	45,370,000	47,064,287
3.00% 4/1/28	178,287,000	187,445,103
Fannie Mae S.F. 20 yr
5.50% 12/1/29	255,519	279,024
6.50% 2/1/22	119,287	132,646
Fannie Mae S.F. 30 yr
3.50% 8/1/42	5,656,984	6,014,435
4.00% 11/1/40 to 1/1/43	9,545,733	10,184,210
4.50% 7/1/36 to 8/1/41	1,224,165	1,320,737
5.00% 4/1/33 to 3/1/34	622,535	678,342
6.00% 9/1/34 to 2/1/41	10,510,100	11,645,859
6.50% 6/1/29 to 12/1/37	56,394	63,735
7.00% 12/1/34 to 12/1/37	1,493,161	1,707,189
7.50% 6/1/31 to 6/1/34	19,008	21,993
8.00% 11/1/21 to 5/1/24	80,106	90,745
9.00% 8/1/22	79,461	88,659
9.25% 6/1/16 to 8/1/16	22,053	22,142
10.00% 2/1/25	164,613	187,055
11.00% 9/1/15 to 8/1/20	13,689	14,084
Fannie Mae S.F. 30 yr TBA
3.50% 4/1/43	22,395,000	23,647,719
3.50% 5/1/43	28,100,000	29,601,593
Freddie Mac
6.00% 1/1/17	13,978	14,251
6.50% 6/17/14 to 3/1/16	298,560	315,317
•Freddie Mac ARM
2.358% 4/1/33	103,514	104,663
2.375% 2/1/35	164,221	174,607
2.763% 7/1/36	87,375	93,474
2.786% 2/1/37	9,702	10,395
2.865% 4/1/34	34,518	36,820
5.024% 8/1/38	63,224	67,772
5.074% 7/1/38	3,260,719	3,503,519
5.679% 6/1/37	566,343	612,584
5.776% 10/1/36	14,200	15,270
6.171% 10/1/37	678,680	737,902
Freddie Mac S.F. 15 yr
5.00% 6/1/18 to 12/1/22	286,182	307,101
5.50% 7/1/24	3,372,814	3,648,404
8.00% 7/1/16	25,065	26,369

Freddie Mac S.F. 30 yr
5.50% 7/1/40	3,365,721	3,654,691
6.00% 2/1/36 to 5/1/40	33,755,291	37,094,617
7.00% 11/1/33	908	1,069
8.00% 5/1/31	128,396	150,874
9.00% 9/1/30	90,565	99,851
11.00% 5/1/20	2,326	2,735
11.50% 6/1/15 to 3/1/16	33,200	34,448
GNMA I GPM 30 yr 12.25% 1/15/14	1,290	1,297
GNMA I S.F. 15 yr 6.00% 1/15/22	2,999,624	3,312,275
GNMA I S.F. 30 yr
7.50% 12/15/23 to 1/15/32	165,036	206,828
8.00% 6/15/30	7,852	8,213
9.00% 5/15/16 to 2/15/17	10,916	11,238
9.50% 12/15/16 to 8/15/17	3,381	3,619
11.00% 7/15/13 to 8/15/19	54,985	56,698
GNMA II GPM 9.75% 12/20/16 to 9/20/17	10,255	10,337
GNMA II S.F. 30 yr
9.50% 11/20/20 to 11/20/21	75,694	88,476
10.50% 6/20/20	1,714	1,723
11.00% 9/20/15 to 10/20/15	15,080	16,228
11.50% 1/20/18 to 8/20/18	21,088	22,390
12.00% 4/20/14 to 10/20/15	33,049	33,659
12.50% 10/20/13 to 1/20/14	2,994	3,032
Total Agency Mortgage-Backed Securities (cost $453,884,097)		457,175,204

Collateralized Debt Obligations – 0.04%
#•Celerity CLO Series 2004-1A C 144A 1.895% 3/30/16	282,017	282,036
#@•Guggenheim 1888 Fund Series 2002-1A A1 144A 0.854% 1/15/15	350,473	350,364
#•Newton CDO 144A 1.12% 3/27/14	265,733	265,324
Total Collateralized Debt Obligations (cost $889,991)		897,724

Commercial Mortgage-Backed Securities – 1.62%
•Bear Stearns Commercial Mortgage Securities Series 2005-T20 A4A 5.147% 10/12/42	1,005,000	1,101,144
t•Commercial Mortgage Pass Through Certificates
Series 2005-C6 A5A 5.116% 6/10/44	4,105,000	4,459,590
Series 2006-C1 AAB 5.407% 2/15/39	93,115	96,498
•Credit Suisse First Boston Mortgage Securities Series 2004-C1 A4 4.75% 1/15/37	3,157,433	3,220,218
#DBUBS Mortgage Trust Series 2011-LC1A A3 144A 5.002% 11/10/46	1,360,000	1,600,832
GS Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	4,483,000	4,682,157
Series 2005-GG4 A4A 4.751% 7/10/39	6,435,000	6,851,011
•Series 2006-GG6 A4 5.553% 4/10/38	1,160,000	1,282,513
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5 A4 5.201% 12/15/44	1,625,000	1,781,140
Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38	359,011	364,126
•Series 2005-CKI1 A6 5.274% 11/12/37	1,795,000	1,959,549
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	5,715,000	6,151,844
•Series 2007-T27 A4 5.651% 6/11/42	3,440,000	4,024,287
Total Commercial Mortgage-Backed Securities (cost $34,717,108)		37,574,909

Convertible Bonds – 0.51%
L-3 Communications Holdings 3.00% exercise price $91.21, expiration date 8/1/35	5,520,000	5,609,700
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/10/14	6,106,000	6,251,018
Total Convertible Bonds (cost $11,596,252)		11,860,718

Corporate Bonds – 37.90%
Banking – 7.12%
Abbey National Treasury Services 4.00% 4/27/16	5,820,000	6,193,295
#Bank Nederlandse Gemeenten 144A
1.375% 3/19/18	4,490,000	4,532,475
1.75% 10/6/15	2,000	2,056
2.50% 1/23/23	6,088,000	6,087,890
Bank of America
2.00% 1/11/18	11,135,000	11,094,591
3.30% 1/11/23	1,595,000	1,576,023
BB&T 5.20% 12/23/15	6,410,000	7,123,600
•Branch Banking & Trust 0.60% 9/13/16	9,975,000	9,872,367
BVA U.S. Senior 4.664% 10/9/15	2,005,000	2,057,288
#•Commonwealth Bank of Australia 144A 0.56% 9/17/14	32,225,000	32,369,143

Fifth Third Bancorp 3.625% 1/25/16		5,425,000	5,803,247
#•HBOS Capital Funding 144A 6.071% 6/29/49		12,775,000	11,481,531
JPMorgan Chase
•0.61% 6/13/16		1,750,000	1,723,482
3.45% 3/1/16		18,539,000	19,723,754
KeyBank 5.45% 3/3/16		6,050,000	6,788,693
#Nederlandse Waterschapsbank 144A 0.75% 3/29/16		2,645,000	2,641,948
PNC Bank 2.95% 1/30/23		520,000	518,051
Santander Holdings USA
3.00% 9/24/15		3,405,000	3,493,377
4.625% 4/19/16		2,090,000	2,236,586
SunTrust Banks
•0.578% 8/24/15		1,310,000	1,290,603
3.60% 4/15/16		4,465,000	4,784,774
•UBS 1.301% 1/28/14		3,289,000	3,306,211
•USB Capital IX 3.50% 10/29/49		6,960,000	6,473,496
#•USB Realty 144A 1.451% 12/22/49		400,000	348,500
Wachovia Bank 5.60% 3/15/16		4,805,000	5,431,048
Wells Fargo
•0.50% 5/16/16		1,825,000	1,796,554
2.625% 12/15/16		1,800,000	1,893,276
3.45% 2/13/23		465,000	469,098
4.75% 2/9/15		590,000	630,662
Zions Bancorporation
4.50% 3/27/17		2,325,000	2,485,667
7.75% 9/23/14		685,000	744,988
			164,974,274
Basic Industry – 1.69%
Airgas 1.65% 2/15/18		2,165,000	2,170,956
Cabot 2.55% 1/15/18		3,915,000	4,028,962
CF Industries 6.875% 5/1/18		7,410,000	8,888,043
Dow Chemical 5.90% 2/15/15		8,540,000	9,338,404
#Freeport-McMoRan Copper & Gold 144A
2.375% 3/15/18		2,840,000	2,855,183
3.875% 3/15/23		2,950,000	2,964,479
#Georgia-Pacific 144A 5.40% 11/1/20		5,750,000	6,814,273
International Paper 5.25% 4/1/16		550,000	609,848
Lubrizol 5.50% 10/1/14		1,380,000	1,483,230
			39,153,378
Brokerage – 0.62%
Jefferies Group
5.125% 1/20/23		2,415,000	2,561,885
5.875% 6/8/14		2,805,000	2,980,313
^JPMorgan Structured Products 0.641% 5/18/15	BRL	2,419,000	2,947,061
Lazard Group
6.85% 6/15/17	USD	1,762,000	2,027,722
7.125% 5/15/15		3,519,000	3,894,639
			14,411,620
Capital Goods – 1.74%
John Deere Capital 1.70% 1/15/20		14,000,000	13,810,118
Precision Castparts 1.25% 1/15/18		9,105,000	9,134,491
United Technologies 1.80% 6/1/17		6,030,000	6,226,102
#URS 144A 4.10% 4/1/17		7,140,000	7,426,942
Waste Management 2.60% 9/1/16		3,525,000	3,698,014
			40,295,667
Communications – 3.25%
AT&T
1.70% 6/1/17		5,910,000	5,986,186
2.40% 8/15/16		3,500,000	3,652,439
#CC Holdings GS V 144A 3.849% 4/15/23		3,000,000	3,028,644
#Cox Communications 144A 5.875% 12/1/16		4,450,000	5,193,070
#Crown Castle Towers 144A 3.214% 8/15/15		2,790,000	2,912,461
#Deutsche Telekom International Finance 144A 2.25% 3/6/17		1,760,000	1,804,697
Discovery Communications 3.25% 4/1/23		3,175,000	3,228,197
Interpublic Group
2.25% 11/15/17		1,600,000	1,601,376
3.75% 2/15/23		2,050,000	1,992,846
#NBCUniversal Enterprise 144A
1.662% 4/15/18		1,455,000	1,459,334
1.974% 4/15/19		1,095,000	1,099,586

Rogers Communications 7.50% 3/15/15	5,960,000	6,718,237
Telecom Italia Capital
4.95% 9/30/14	10,000	10,370
5.25% 11/15/13	1,700,000	1,735,698
Time Warner Cable
5.85% 5/1/17	9,300,000	10,810,163
7.50% 4/1/14	2,705,000	2,885,532
8.25% 2/14/14	1,510,000	1,606,617
•Verizon Communications 0.894% 3/28/14	5,115,000	5,143,838
Viacom 3.25% 3/15/23	1,225,000	1,232,874
Virgin Media Secured Finance 6.50% 1/15/18	5,500,000	5,885,000
#Vivendi 144A 3.45% 1/12/18	6,920,000	7,172,151
		75,159,316
Consumer Cyclical – 5.32%
#ADT 144A 2.25% 7/15/17	3,055,000	3,069,887
#American Honda Finance 144A 1.60% 2/16/18	8,840,000	8,956,326
Brinker International 5.75% 6/1/14	4,000,000	4,208,156
Carnival 1.20% 2/5/16	7,835,000	7,850,474
Costco Wholesale 1.70% 12/15/19	10,075,000	10,087,624
#Daimler Finance North America 144A 1.875% 1/11/18	7,370,000	7,435,571
Dollar General 4.125% 7/15/17	650,000	701,188
eBay 1.35% 7/15/17	980,000	991,866
Ford Motor Credit
3.00% 6/12/17	1,000,000	1,026,589
3.984% 6/15/16	1,800,000	1,908,455
4.25% 2/3/17	5,055,000	5,414,572
#Hyundai Capital America 144A
2.125% 10/2/17	255,000	257,352
4.00% 6/8/17	2,170,000	2,337,750
Lowe's 1.625% 4/15/17	7,610,000	7,778,881
Mattel 1.70% 3/15/18	5,010,000	5,043,261
•Target 0.473% 7/18/14	21,300,000	21,349,885
Time Warner
3.15% 7/15/15	5,500,000	5,795,543
5.875% 11/15/16	3,265,000	3,799,947
Walgreen 1.80% 9/15/17	11,685,000	11,840,375
#Wesfarmers 144A 1.874% 3/20/18	4,500,000	4,544,064
Western Union
2.875% 12/10/17	2,160,000	2,194,605
3.65% 8/22/18	910,000	940,111
Wyndham Worldwide 2.95% 3/1/17	5,570,000	5,737,033
		123,269,515
Consumer Non-Cyclical – 6.11%
#AbbVie 144A 1.75% 11/6/17	7,590,000	7,690,757
Allergan 1.35% 3/15/18	2,040,000	2,049,757
Anheuser-Busch InBev Worldwide
1.375% 7/15/17	7,420,000	7,489,548
5.60% 3/1/17	4,490,000	5,223,859
Bard (C.R.) 1.375% 1/15/18	7,605,000	7,603,114
Cardinal Health 1.70% 3/15/18	3,235,000	3,228,850
CareFusion
#144A 3.30% 3/1/23	2,295,000	2,317,030
6.375% 8/1/19	1,500,000	1,815,695
Conagra Foods 1.90% 1/25/18	10,155,000	10,267,152
Dr. Pepper Snapple Group 2.00% 1/15/20	6,060,000	5,989,856
Express Scripts Holding 3.50% 11/15/16	2,895,000	3,121,511
#Heineken 144A 1.40% 10/1/17	10,800,000	10,762,566
#Imperial Tobacco Finance 144A 2.05% 2/11/18	8,520,000	8,583,380
Ingredion 1.80% 9/25/17	3,545,000	3,555,642
#Korea Expressway 144A 1.875% 10/22/17	2,610,000	2,611,984
Kraft Foods Group 2.25% 6/5/17	6,985,000	7,253,580
McKesson 5.70% 3/1/17	400,000	468,066
Medtronic 1.375% 4/1/18	7,150,000	7,158,594
Molson Coors Brewing 2.00% 5/1/17	6,345,000	6,500,433
Mondelez International 2.625% 5/8/13	4,000,000	4,007,840
Newell Rubbermaid 2.05% 12/1/17	1,620,000	1,630,775
#Pernod-Ricard 144A
2.95% 1/15/17	4,970,000	5,224,648
5.75% 4/7/21	1,060,000	1,261,722
Quest Diagnostics 5.45% 11/1/15	6,000,000	6,617,718

Stryker 1.30% 4/1/18	8,000,000	7,976,888
Yale University 2.90% 10/15/14	2,482,000	2,573,998
#Zoetis 144A 1.875% 2/1/18	8,540,000	8,604,947
		141,589,910
Electric – 1.27%
American Electric Power 1.65% 12/15/17	1,460,000	1,466,580
Appalachian Power 3.40% 5/24/15	4,180,000	4,397,389
CenterPoint Energy 5.95% 2/1/17	2,365,000	2,750,223
Duke Energy Carolinas 1.75% 12/15/16	7,045,000	7,267,876
#•Electricite de France 144A 5.25% 12/29/49	3,025,000	3,010,864
Jersey Central Power & Light 5.625% 5/1/16	4,560,000	5,131,131
Kansas City Power & Light 3.15% 3/15/23	5,220,000	5,303,076
		29,327,139
Energy – 2.61%
Devon Energy 1.875% 5/15/17	4,000,000	4,042,792
Murphy Oil
2.50% 12/1/17	2,755,000	2,769,458
3.70% 12/1/22	1,650,000	1,606,199
Noble Holding International 3.05% 3/1/16	13,895,000	14,502,490
Petrobras International Finance 3.50% 2/6/17	13,190,000	13,651,558
Petrohawk Energy
7.25% 8/15/18	9,605,000	10,759,531
7.875% 6/1/15	315,000	326,016
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	161,600	174,366
Shell International Finance 3.10% 6/28/15	1,930,000	2,041,043
#Sinopec Group Overseas Development 144A 2.75% 5/17/17	290,000	303,089
Transocean 2.50% 10/15/17	4,840,000	4,906,482
Weatherford Bermuda 4.95% 10/15/13	30,000	30,612
#Woodside Finance 144A 8.125% 3/1/14	4,940,000	5,257,380
		60,371,016
Finance Companies – 1.22%
#CDP Financial 144A 3.00% 11/25/14	6,350,000	6,601,003
#GECC/LJ VP Holdings 144A 3.80% 6/18/19	2,235,000	2,409,066
General Electric Capital
•0.54% 9/15/14	3,535,000	3,538,097
4.375% 9/16/20	2,630,000	2,941,755
6.00% 8/7/19	6,790,000	8,254,664
International Lease Finance
6.625% 11/15/13	341,000	352,083
8.75% 3/15/17	3,596,000	4,247,775
		28,344,443
Insurance – 2.05%
American International Group
6.40% 12/15/20	2,585,000	3,206,418
8.25% 8/15/18	505,000	655,715
•Chubb 6.375% 3/29/67	3,030,000	3,344,363
MetLife
1.756% 12/15/17	5,105,000	5,173,509
6.75% 6/1/16	7,570,000	8,905,673
#Metropolitan Life Global Funding I 144A 3.125% 1/11/16	7,500,000	7,939,058
Principal Financial Group 1.85% 11/15/17	5,050,000	5,108,191
•Prudential Financial 5.625% 6/15/43	1,200,000	1,248,000
WellPoint 1.875% 1/15/18	10,535,000	10,682,110
#•ZFS Finance USA Trust II 144A 6.45% 12/15/65	1,015,000	1,098,738
		47,361,775
Natural Gas – 1.64%
Energy Transfer Partners
3.60% 2/1/23	2,525,000	2,517,839
8.50% 4/15/14	229,000	246,559
Enterprise Products Operating 9.75% 1/31/14	4,450,000	4,782,144
#GDF Suez 144A 1.625% 10/10/17	7,595,000	7,642,560
Kinder Morgan Energy Partners 3.50% 9/1/23	1,955,000	1,986,157
Sempra Energy 2.30% 4/1/17	5,490,000	5,711,741
Spectra Energy Capital 3.30% 3/15/23	1,600,000	1,608,717
Sunoco Logistics Partners Operations 3.45% 1/15/23	4,010,000	3,975,622
Williams Partners 7.25% 2/1/17	7,945,000	9,565,588
		38,036,927
Real Estate Investment Trusts – 0.58%
#American Tower Trust I 144A 1.551% 3/15/18	3,775,000	3,803,681
Health Care REIT 3.625% 3/15/16	7,305,000	7,744,958
Ventas Realty 2.70% 4/1/20	1,770,000	1,778,604
		13,327,243

Technology – 1.81%
Corning 1.45% 11/15/17	3,800,000	3,820,334
Hewlett-Packard
3.00% 9/15/16	2,770,000	2,869,482
3.30% 12/9/16	2,735,000	2,850,792
Intel 2.70% 12/15/22	2,900,000	2,879,346
Microsoft 2.125% 11/15/22	2,660,000	2,605,566
National Semiconductor 6.60% 6/15/17	3,325,000	4,038,385
NetApp
2.00% 12/15/17	2,700,000	2,718,120
3.25% 12/15/22	1,860,000	1,834,927
Oracle 5.75% 4/15/18	265,000	320,118
Symantec 2.75% 6/15/17	2,205,000	2,276,208
Xerox
•1.11% 5/16/14	2,260,000	2,256,789
4.25% 2/15/15	8,500,000	8,957,444
6.35% 5/15/18	3,890,000	4,564,156
		41,991,667
Transportation – 0.87%
Burlington Northern Santa Fe 7.00% 2/1/14	4,235,000	4,457,656
CSX 5.60% 5/1/17	1,371,000	1,596,662
#ERAC USA Finance 144A
1.40% 4/15/16	1,220,000	1,228,009
2.25% 1/10/14	7,840,000	7,933,594
2.75% 7/1/13	2,095,000	2,106,248
#Penske Truck Leasing 144A 3.75% 5/11/17	2,700,000	2,895,237
		20,217,406
Total Corporate Bonds (cost $861,497,389)		877,831,296

Municipal Bonds – 1.28%
Railsplitter Tobacco Settlement Authority, Illinois Revenue 5.00% 6/1/15	3,995,000	4,329,621
State of California 2.50% 6/20/13	25,200,000	25,335,576
Total Municipal Bonds (cost $29,422,362)		29,665,197

Non-Agency Asset-Backed Securities – 24.80%
•Ally Master Owner Trust
Series 2010-4 A 1.273% 8/15/17	13,780,000	13,988,588
Series 2011-1 A1 1.073% 1/15/16	17,855,000	17,950,739
Series 2012-3 A1 0.903% 6/15/17	9,000,000	9,056,223
•American Express Credit Account Master Trust
Series 2011-1 A 0.373% 4/17/17	8,010,000	8,021,230
Series 2011-1 B 0.903% 4/17/17	3,750,000	3,772,189
#•ARI Fleet Lease Trust 144A
Series 2012-A A 0.753% 3/15/20	6,013,325	6,032,243
Series 2012-B A 0.503% 1/15/21	14,156,411	14,121,699
•Bank of America Credit Card Trust
Series 2006-A7 A7 0.243% 12/15/16	2,656,000	2,655,965
Series 2007-A4 A4 0.243% 11/15/19	6,495,000	6,438,649
Series 2007-A6 A6 0.263% 9/15/16	7,915,000	7,916,718
Series 2007-A10 A10 0.273% 12/15/16	4,900,000	4,904,925
Series 2008-C5 C5 4.953% 3/15/16	15,700,000	16,092,013
BMW Vehicle Lease Trust Series 2012-1 A3 0.75% 2/20/15	6,575,000	6,591,733
#•Cabela's Master Credit Card Trust 144A
Series 2010-2A A2 0.903% 9/17/18	9,630,000	9,739,272
Series 2012-1A A2 0.733% 2/18/20	4,600,000	4,638,244
Series 2012-2A A2 0.683% 6/15/20	6,000,000	6,012,660
Capital One Multi-Asset Execution Trust
•Series 2004-A1 A1 0.413% 12/15/16	2,405,000	2,406,506
•Series 2006-A8 A8 0.233% 4/15/16	2,200,000	2,199,949
•Series 2007-A1 A1 0.253% 11/15/19	3,675,000	3,652,605
•Series 2007-A2 A2 0.283% 12/16/19	5,000,000	4,972,625
Series 2007-A7 A7 5.75% 7/15/20	2,075,000	2,491,859
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-3 1A6 4.707% 6/25/32	3,106	3,117
•Chase Issuance Trust
Series 2008-A6 A6 1.403% 5/15/15	7,813,000	7,825,188
Series 2012-A6 A 0.333% 8/15/17	13,000,000	13,003,952
Series 2012-A9 A9 0.353% 10/16/17	11,500,000	11,508,878
Series 2012-A10 A10 0.463% 12/16/19	5,930,000	5,930,000
Series 2013-A2 A2 0.303% 2/15/17	10,100,000	10,101,858

#•Chesapeake Funding 144A
Series 2009-2A A 1.953% 9/15/21		10,326,501	10,370,172
Series 2012-1A A 0.953% 11/7/23		7,835,000	7,868,252
Series 2012-2A A 0.653% 5/7/24		10,620,000	10,618,237
•Citibank Credit Card Issuance Trust Series 2008-A6 A6 1.403% 5/22/17		7,250,000	7,416,823
#•Citibank Omni Master Trust Series 2009-A14A A14 144A 2.953% 8/15/18		15,780,000	16,334,762
Conseco Financial Series GT 1997-6 A8 7.07% 1/15/29		542,520	577,612
•Discover Card Master Trust
Series 2010-A2 A2 0.783% 3/15/18		10,000,000	10,122,670
Series 2011-A1 A1 0.553% 8/15/16		3,620,000	3,628,026
Series 2011-A3 A 0.413% 3/15/17		10,940,000	10,972,065
Series 2011-A4 A4 0.553% 5/15/19		7,810,000	7,865,802
Series 2012-A4 A4 0.573% 11/15/19		10,255,000	10,309,926
Series 2012-A5 A5 0.403% 1/16/18		4,000,000	4,004,640
Series 2013-A1 A1 0.503% 8/17/20		9,300,000	9,300,000
#Enterprise Fleet Financing 144A
Series 2011-3 A2 1.62% 5/20/17		5,220,756	5,252,822
Series 2012-1 A2 1.14% 11/20/17		2,368,907	2,378,705
•Ford Credit Floorplan Master Owner Trust
#Series 2010-3 A2 144A 1.903% 2/15/17		20,785,000	21,356,837
Series 2010-5 A2 0.903% 9/15/15		4,950,000	4,961,340
Series 2011-1 A2 0.803% 2/15/16		17,990,000	18,060,143
Series 2013-1 A2 0.583% 1/15/18		8,500,000	8,495,215
GE Capital Credit Card Master Note Trust
•Series 2011-1 A 0.753% 1/15/17		3,000,000	3,012,450
•Series 2012-3 A 0.653% 3/15/20		500,000	503,236
Series 2012-6 A 1.36% 8/17/20		2,140,000	2,158,055
•GE Dealer Floorplan Master Note Trust
Series 2012-1 A 0.773% 2/20/17		9,125,000	9,173,691
Series 2012-2 A 0.953% 4/22/19		24,865,000	25,188,668
Series 2012-3 A 0.693% 6/20/17		17,485,000	17,563,805
GE Equipment Transportation Series 2013-1 A3 0.69% 11/25/16		5,825,000	5,821,988
#Golden Credit Card Trust 144A
Series 2012-2A A1 1.77% 1/15/19		1,010,000	1,037,197
•Series 2012-3A A 0.653% 7/17/17		17,580,000	17,710,532
Series 2012-5A A 0.79% 9/15/17		1,050,000	1,051,960
•Series 2013-1A A 0.452% 2/15/18		9,000,000	9,000,000
#•Gracechurch Card Funding Series 2012-1A A1 144A 0.903% 2/15/17		14,615,000	14,770,474
#•MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		103,581	104,906
MBNA Credit Card Master Note Trust Series 2004-B1 B1 4.45% 8/15/16		7,475,000	7,745,632
#•Mercedes-Benz Master Owner Trust Series 2012-BA A 144A 0.473% 11/15/16		7,345,000	7,345,000
#Navistar Financial Dealer Note Master Trust 144A
•Series 2011-1 A 1.354% 10/25/16		8,850,000	8,888,825
Series 2012-A A2 0.85% 3/18/15		3,447,101	3,451,896
•Nissan Master Owner Trust Receivables
Series 2012-A A 0.673% 5/15/17		14,440,000	14,502,078
Series 2013-A A 0.503% 2/15/18		7,420,000	7,420,000
#•Penarth Master Issuer Series 2011-2A A1 144A 0.953% 11/18/15		11,000,000	11,034,760
#•PFS Financing 144A
Series 2012-AA A 1.403% 2/15/16		6,705,000	6,748,797
Series 2013-AA A 0.753% 2/15/18		9,300,000	9,299,805
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.603% 10/15/15		3,700,000	3,775,156
#•Volkswagen Credit Auto Master Trust Series 2011-1A 144A 0.883% 9/20/16		15,000,000	15,101,265
Total Non-Agency Asset-Backed Securities (cost $573,984,657)			574,333,852

Non-Agency Collateralized Mortgage Obligations – 0.04%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		113,051	114,491
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		129,662	135,813
Series 2005-6 7A1 5.50% 7/25/20		96,275	100,161
•Bank of America Mortgage Securities Series 2002-K 2A1 2.833% 10/20/32		3,642	3,726
#•GSMPS Mortgage Loan Trust Series 1998-2 A 144A 7.75% 5/19/27		123,462	128,286
•JPMorgan Mortgage Trust Series 2006-A2 3A3 5.454% 4/25/36		325,455	292,227
•Wells Fargo Mortgage-Backed Securities Trust
Series 2004-EE 3A1 3.045% 12/25/34		24,700	25,591
Series 2006-AR5 2A1 2.639% 4/25/36		259,601	238,623
Total Non-Agency Collateralized Mortgage Obligations (cost $894,943)			1,038,918

ΔRegional Bonds – 3.96%
Australia – 3.82%
New South Wales Treasury 6.00% 4/1/15	AUD	40,265,000	44,246,645

Queensland Treasury
5.75% 11/21/14	AUD	40,200,000	43,579,660
6.25% 6/14/19	AUD	668,000	791,924
			88,618,229
Canada – 0.14%
Province of Manitoba Canada 1.125% 6/1/18	USD	3,150,000	3,151,701
			3,151,701
Total Regional Bonds (cost $90,747,875)			91,769,930

«Senior Secured Loan – 0.00%
Seven Seas Cruises 4.75% 12/21/18		83,938	85,358
Total Senior Secured Loan (cost $84,099)			85,358

ΔSovereign Bonds – 3.68%
Brazil – 0.86%
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/15	BRL	39,160,000	19,866,027
			19,866,027
Indonesia – 1.42%
Indonesia Retail Bond 7.95% 8/15/13	IDR	315,700,000,000	32,950,081
			32,950,081
Norway – 0.93%
#Kommunalbanken 144A 1.00% 3/15/18	USD	3,288,000	3,265,556
Norwegian Government 6.50% 5/15/13	NOK	106,000,000	18,249,095
			21,514,651
Republic of Korea – 0.47%
Korea Treasury Inflation-Linked Bond 2.75% 3/10/17	KRW	10,997,280,000	10,816,642
			10,816,642
Total Sovereign Bonds (cost $91,615,672)			85,147,401

U.S. Treasury Obligations – 0.95%
U.S. Treasury Notes
∞0.75% 2/28/18	USD	16,755,000	16,753,693
2.00% 2/15/23		5,085,000	5,150,154
Total U.S. Treasury Obligations (cost $21,854,819)			21,903,847

	Number of
	Shares
Preferred Stock – 0.32%
•PNC Financial Services Group 8.25%		7,260,000	7,340,564
Total Preferred Stock (cost $7,271,507)			7,340,564

	Principal
	Amount°
Short-Term Investments – 15.86%
≠Discount Notes – 1.92%
Federal Home Loan Bank
0.085% 5/24/13	USD	41,497,935	41,495,486
0.12% 4/2/13		3,020,873	3,020,873
			44,516,359
Repurchase Agreements – 4.34%
Bank of America 0.07%, dated 3/28/13, to be
repurchased on 4/1/13, repurchase price $51,676,459
(collateralized by U.S. Government obligations 0.125%-1.50%
8/31/18-1/15/22; market value $52,709,581)		51,676,057	51,676,057

BNP Paribas 0.15%, dated 3/28/13, to be
repurchased on 4/1/13, repurchase price $48,795,413
(collateralized by U.S. Government obligations 0.25%-0.875%
2/28/14-7/31/19; market value $49,819,232)		48,794,600	48,794,600
			100,470,657
≠U.S. Treasury Obligations – 9.60%
U.S. Treasury Bills
0.04% 4/11/13		49,165,531	49,165,138
0.058% 4/18/13		83,674,923	83,673,668
0.065% 4/25/13		27,973,781	27,973,166
0.065% 5/9/13		21,975,861	21,974,806
0.101% 4/15/13		39,669,836	39,669,519
			222,456,297
Total Short-Term Investments (cost $367,437,105)			367,443,313

Total Value of Securities – 112.77%
(cost $2,593,441,070)	2,612,032,171
z«Liabilities Net of Receivables and Other Assets – (12.77%)	(295,881,856)
Net Assets Applicable to 263,367,594 Shares Outstanding – 100.00%	$2,316,150,315

°Principal amount is stated in the currency in which each security is denominated.
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
•Variable rate security. The rate shown is the rate as of March 31, 2013. Interest rates reset periodically.
@Illiquid security. At March 31, 2013, the aggregate value of illiquid securities was $350,364, which represented 0.02% of the Fund’s net assets. See Note 5 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2013, the aggregate value of Rule 144A securities was $456,192,116, which represented 19.70% of the Fund’s net assets. See Note 5 in "Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΔSecurities have been classified by country of origin.
«Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2013.
∞Fully or partially pledged as collateral for futures contracts.
≠The rate shown is the effective yield at the time of purchase.
«Includes foreign currency valued at $198,239 with a cost of $208,179.
zOf this amount, $341,149,467 represents payable for securities purchased as of March 31, 2013.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at March 31, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	EUR	(21,916,330)	USD	28,540,102	4/12/13	$443,904
GSC	EUR	(34,014,848)	USD	44,264,542	4/12/13	658,341
HSBC	EUR	19,180,184	USD	(25,111,268)	4/12/13	(522,743)
JPMC	EUR	8,196,528	USD	(10,665,323)	4/12/13	(157,574)
						$421,928

Futures Contract

				Unrealized
Contract	Notional	Notional		Appreciation
To Buy (Sell)	Cost	Value	Expiration Date	(Depreciation)
(1,996) U.S. Treasury 10yr Note	$(260,890,983)	$(263,440,812)	6/29/13	$(2,549,830)

Swap Contract
CDS Contracts

					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
JPMC	Financials 18.1 5 yr CDS	EUR 10,400,000	5.00%	12/20/17	$(342,822)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:

ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML– Bank of America Merrill Lynch
BRL – Brazilian Real
CDO – Collateralized Debt Obligation
CDS – Credit Default Swap
CLO – Collateralized Loan Obligation

EUR – European Monetary Unit
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC –Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
IDR – Indonesian Rupiah
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
MASTR – Mortgage Asset Securitization Transactions, Inc.
NOK – Norwegian Krone
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
USD – United States Dollar
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Limited-Term Government Funds – Delaware Limited-Term Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (December 31, 2009 – December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 28, 2013.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At March 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At March 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,593,748,376
Aggregate unrealized appreciation	$32,772,319
Aggregate unrealized depreciation	(14,488,524)
Net unrealized appreciation	$18,283,795

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$1,118,086,823	$-	$1,118,086,823
Corporate Debt	-	886,142,621	4,532,475	890,675,096
Foreign Debt	-	176,917,331	-	176,917,331
Municipal Bonds	-	29,665,197	-	29,665,197
U.S. Treasury Obligations	-	21,903,847	-	21,903,847
Preferred Stock	-	7,340,564	-	7,340,564
Short-Term Investments	-	367,443,313	-	367,443,313
Total	$-	$2,607,499,696	$4,532,475	$2,612,032,171

Foreign Currency Exchange Contracts	$-	$421,928	$-	$421,928
Futures Contract	(2,549,830)	-	-	(2,549,830)
Swap Contract	-	(342,822)	-	(342,822)

During the period ended March 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options contracts during the period ended March 31, 2013.

Swap Contracts – The Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended March 31, 2013, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund had posted $3,260,000 in cash collateral for certain open derivatives. The Fund also received $510,000 in cash collateral and $597,000 in securities collateral for certain open derivatives.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the period ended March 31, 2013, the Fund had no securities out on loan.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to March 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: